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                                                                    Exhibit 10.7



                           DIRECT GENERAL CORPORATION



                                      2003

                              EQUITY INCENTIVE PLAN

                           DIRECT GENERAL CORPORATION
                           2003 EQUITY INCENTIVE PLAN
                                TABLE OF CONTENTS

Section                                                                                                         Page
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1.       Administration...........................................................................................1
         (a)  The Committee.......................................................................................1
         (b)  Authority of the Committee..........................................................................1
         (c)  Scope of Authority..................................................................................1

2.       Shares Subject to the Plan...............................................................................2
         (a)  Company Stock.......................................................................................2
         (b)  Certain Adjustments.................................................................................2

3.       Eligibility for Participation............................................................................2
         (a)  Employees, Non-Employee Directors, and Key Advisors.................................................2
         (b)  Selection of Grantees...............................................................................2

4.       Options..................................................................................................3
         (a)  Types of Options Authorized.........................................................................3
         (b)  Terms of the Option.................................................................................3
              (i)     ISOs, NQOs or Combination...................................................................3
              (ii)    Exercise Price..............................................................................3
              (iii)   Fair Market Value...........................................................................3
         (c)  Notice and Method of Exercise.......................................................................3
         (d)  $100,000 Limit for ISOs.............................................................................4

5.       Restricted Stock Awards..................................................................................4
         (a)  Authority; Nature of the Awards.....................................................................4
         (b)  Certain Restrictions................................................................................4
         (c)  Issuance of Company Stock...........................................................................4
         (d)  Consideration for the Awards........................................................................4

6.       Stock Appreciation Rights................................................................................5
         (a)  Authority; Nature of the Award......................................................................5
         (b)  Tandem Grants with Options..........................................................................5
         (c)  Payment of the Right................................................................................5

7.       Performance Share Units..................................................................................5
         (a)  Authority...........................................................................................5
         (b)  Nature of the Award.................................................................................5
         (c)  Form of Payment.....................................................................................5

8.       Dividend Equivalent Payments.............................................................................5


                                        i
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
Section                                                                                                         Page
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9.       Other Stock Based Awards and Other Benefits..............................................................6
         (a)  Authority for Stock Based Awards....................................................................6
         (b)  Authority for Other Types of Awards.................................................................6

10.      Granting of Awards.......................................................................................6
         (a)  Number of Shares....................................................................................6
         (b)  Award Term..........................................................................................6
         (c)  Exercisability of Awards............................................................................6
         (d)  Grant Instrument Required...........................................................................6
         (e)  Termination of Employment, Disability or Death......................................................6
              (i)     Termination of Employment or Services.......................................................6
              (ii)    Termination for Cause.......................................................................7
              (iii)   Termination by Reason of Disability.........................................................7
              (iv)    Termination by Death........................................................................7
              (v)     Definitions.................................................................................7

11.      Withholding of Taxes.....................................................................................8
         (a)  Required Withholding................................................................................8
         (b)  Election to Withhold Shares.........................................................................8

12.      Transferability of Awards................................................................................8
         (a)  General Restrictions; Successor Grantee.............................................................8
         (b)  NQO Transferability.................................................................................9

13.      Change of Control of the Company.........................................................................9
         (a)  Acquisition of 20% Voting Power.....................................................................9
         (b)  Existing Shareholders or Board No Longer Majority; Sale of Assets; Liquidation......................9
         (c)  Tender Offer for 20% Voting.........................................................................9
         (d)  Change in Majority Membership of Board..............................................................9

14.      Consequences of a Change of Control......................................................................9
         (a)  Automatic Acceleration of Full Vesting..............................................................9
         (b)  Substitution of Acquiror's Securities..............................................................10
         (c)  Discretionary Cash Out.............................................................................10

15.      Amendment and Termination of the Plan and Awards........................................................10
         (a)  Amendment of Plan..................................................................................10
         (b)  Termination of Plan................................................................................10
         (c)  Termination and Amendment of Outstanding Awards....................................................10
         (d)  Governing Document.................................................................................10

16.      Funding of the Plan.....................................................................................11

17.      Rights of Participants..................................................................................11


                                       ii
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
Section                                                                                                         Page
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18.      No Fractional Shares....................................................................................11

19.      Requirements for Issuance of Shares.....................................................................11

20.      Headings................................................................................................11

21.      Effective Date of the Plan..............................................................................11

22.      Miscellaneous...........................................................................................12
         (a)  Awards in Connection with Corporate Transactions and Otherwise.....................................12
         (b)  Compliance with Law................................................................................12
         (c)  Ownership of Stock.................................................................................12
         (d)  Governing Law......................................................................................12

                           DIRECT GENERAL CORPORATION
                           2003 EQUITY INCENTIVE PLAN

         The purpose of the Direct General Corporation 2003 Equity Incentive Plan (the "Plan") is to provide (i) designated employees (including employees who are also officers or directors) of Direct General Corporation and its subsidiaries (the "Company"), (ii) certain consultants and advisors to the Company and (iii) non-employee members of the Board of Directors of the Company (the "Board") with the opportunity to receive grants of incentive stock options and nonqualified stock options ("Options"), Restricted Stock Awards, Stock Appreciation Rights, Performance Shares, Dividend Equivalent Payments and Other Stock Based Awards ("Options", "Restricted Stock Awards", "Stock Appreciation Rights", "Performance Share Units", "Dividend Equivalent Payments", and "Other Stock Based Awards" are collectively referred to herein as "AWARDS").

         The Company believes that the Plan will encourage the participants to contribute materially to the growth and profitability of the Company, thereby benefiting the Company's shareholders, and will align the economic interests of the participants with those of its shareholders.

1.       Administration

         (a) The Committee. The Plan will be administered by a compensation committee (the "Committee") of two or more directors appointed by the Board. If no compensation committee is appointed, all references in the Plan to the "Committee" shall be deemed to refer to the Board.

         (b) Authority of the Committee. The Committee shall have the sole authority consistent with the terms of the Plan to (i) determine the individuals to whom Awards shall be granted under the Plan, (ii) determine the type, size and terms of the Awards to be granted to each such individual, (iii) determine the time when the Awards will be granted and the duration of any applicable exercise period, including the criteria for exercisability and the acceleration of exercisability, (iv) deal with any other matters arising under the Plan and
(v) otherwise administer or oversee the administration of the Plan and any Awards granted hereunder.

         (c) Scope of Authority. The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and any Awards granted hereunder, and for the conduct of the Plan's business as the Committee deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and any Awards granted hereunder, and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any Awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the terms and objectives of the Plan and need not be uniform as to similarly situated individuals.

2.       Shares Subject to the Plan.

         (a) Company Stock. Subject to the adjustments specified below, the aggregate number of shares of common stock of the Company ("Company Stock") that may be issued under the Plan is 140,000 shares. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Awards granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, the shares subject to such Awards shall again be available for purposes of the Plan.

         (b) Certain Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spin off, recapitalization, stock split, or combination or exchange of shares,
(ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spin-off or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Awards, the maximum number of shares of Company Stock for which any individual participating in the Plan may receive Awards in any year, the number of shares covered by outstanding Awards, the kind of shares issued under the Plan, and the price per share of such Awards shall be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive on the Company and all persons having an interest in the Plan or in any Awards granted hereunder.

3.       Eligibility for Participation

         (a) Employees, Non-Employee Directors, and Key Advisors. All employees of the Company ("Employees"), including Employees who are officers or members of the Board, and members of the Board who are not Employees ("Non-Employee Directors") shall be eligible to participate in the Plan. Consultants and advisors who perform services to the Company ("Key Advisors") shall be eligible to participate in the Plan if the Key Advisors render bona fide services and such services are not in connection with the offer or sale of securities in a capital-raising transaction.

         (b) Selection of Grantees. The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Awards and shall determine the number of shares of Company Stock subject to a particular grant in such manner as the Committee determines consistent with the terms of the Plan. The Board must approve or ratify the grant and terms of any Awards granted to Non-Employee Directors and to any other directors who are members of the Committee. Employees, Key Advisors and Non-Employee Directors who receive Awards under this Plan shall hereinafter be referred to as "Grantees".


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

4.       Options

         (a) Types of Options Authorized. Options granted under the Plan may be incentive stock options ("Incentive Stock Options" or "ISOs") or nonqualified stock options ("Nonqualified Stock Options" or "NQOs") as described in Section 4(b) hereof.

         (b)      Terms of the Option.

                           (i) ISOs, NQOs, or Combination. The Committee may grant Incentive Stock Options that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or Nonqualified Stock Options that are not intended so to qualify, or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

                           (ii) Exercise Price. The purchase price (the "Exercise Price") of Company Stock subject to an Option shall be determined by the Committee and may be equal to, greater than, or less than the Fair Market Value (as defined below) of a share of such Stock on the date the Option is granted; provided, however, that (x) the Exercise Price of an Incentive Stock Option shall be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Incentive Stock Option is granted, and (y) an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

                           (iii) Fair Market Value. If Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or, if there were no trades on that date, the latest preceding date upon which a sale was reported, or
                  (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Company Stock is not publicly traded or, if publicly traded, not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

         (c) Notice and Method of Exercise. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option (i) in cash, (ii) by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option) and having a Fair Market Value on the date of exercise equal to the Exercise Price or (iii) by such other method as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for not less than six months prior to the date of such exercise, if acquired directly from the Company, or that have been held for any period of time, if acquired on the open market and not directly or indirectly from the Company. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 11) at the time of exercise. Shares of Company Stock shall not be issued upon exercise of an Option until the Exercise Price is fully paid and any required withholding is made.

         (d) $100,000 Limit for ISOs. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of Section 424(f) of the Code). If and to the extent that an Option designated as an Incentive Stock Option fails so to qualify under the Code, the Option shall remain outstanding according to its terms as a Nonqualified Stock Option.

5.       Restricted Stock Awards

         (a) Authority; Nature of the Awards. The Committee may grant Restricted Stock Awards pursuant to the Plan. Restricted Stock Awards may be granted to Employees, Non-Employee Directors and Key Advisors. Such Restricted Stock Awards shall be in any form the Committee deems appropriate, including but not limited to, stock for converted options, stock bonuses and stock purchase rights.

         (b) Certain Restrictions. A Grantee's right to retain a Restricted Stock Award shall be subject to such restrictions, including, but not limited to, his continuous employment by the Company for a specified period and other terms and conditions, as may be determined by the Committee. The Committee may, in its sole discretion, require different periods of employment and objectives with respect to different Grantees, different Restricted Stock Awards or designated portions of a single Restricted Stock Award.

         (c) Issuance of Company Stock. Company Stock subject to a Restricted Stock Award shall be issued and delivered at the time of the grant or as otherwise determined by the Committee, but shall be subject to forfeiture until provided otherwise in the Grant Instrument or the Plan.

         (d) Consideration for the Awards. Grants of Restricted Stock Awards shall be made at such cost to the Grantee as the Committee shall determine and may be issued in consideration for past services actually rendered to or for the benefit of the Company.


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

6.       Stock Appreciation Rights

         (a) Authority; Nature of the Award. The Committee may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is a right to receive a payment equal to the excess of the (i) Fair Market Value of the shares of Common Stock covered by such right as of the date of exercise or termination over (ii) such amount as is determined by the Committee at the time the Stock Appreciation Right is granted; such grants may be made individually or in tandem with Options.

         (b) Tandem Grants with Options. If Stock Appreciation Rights are granted in tandem with an Option, the exercise of the Option shall cause a proportional reduction in Stock Appreciation Rights standing to a Grantee's credit; the payment of Stock Appreciation Rights shall cause a proportional reduction of the number of shares of Common Stock exercisable under such Option. If Stock Appreciation Rights are granted in tandem with an Incentive Stock Option, the Stock Appreciation Rights shall have such terms and conditions as shall be required for the Incentive Stock Option to qualify as an Incentive Stock Option.

         (c) Payment of the Right. Upon electing to receive payment of a Stock Appreciation Right, a Grantee shall receive payment in cash, in Common Stock, in any combination of cash and Common Stock, or in such other form as the Committee shall determine. Stock Appreciation Rights shall be paid by the Company to a Grantee, to the extent payment is elected by the Grantee (and is otherwise due and payable), as soon as practicable after the date on which such election is made.

7.       Performance Share Units

         (a) Authority. The Committee may award Performance Share Units pursuant to the Plan.

         (b) Nature of the Award. Performance Share Units represent the right of a Grantee to receive Common Stock or the cash equal to the Fair Market Value of such Common Stock at a future date in accordance with the terms and conditions of the Award. The terms and conditions shall be determined by the Committee, in its sole discretion, but are generally expected to be based substantially upon the attainment of targeted financial performance objectives.

         (c) Form of Payment. When the Committee certifies that the performance goals required by the Award have been attained or otherwise satisfied, the Committee shall authorize the payment of cash in lieu of Common Stock or the issuance of Common Stock registered in the name of the Grantee.

8.       Dividend Equivalent Payments

         The Committee may authorize the payment of dividend equivalents on some or all of the shares of Common Stock covered by an Award pursuant to the Plan, in an amount equal to, and commensurate with, dividends declared by the Board and paid on Common Stock. Dividend equivalents payable on Awards under this
Section 8 may be paid in cash or in Common Stock at the discretion of the Committee.


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

9.       Other Stock Based Awards and Other Benefits

         (a) Authority for Stock Based Awards. The Committee shall have the right to grant Other Stock Based Awards which may include, without limitation, the grant of Common Stock based on certain conditions, the payment of cash based on the market performance of the Common Stock, and the grant of securities convertible into Common Stock.

         (b) Authority for Other Types of Awards. The Committee shall have the right to provide other types of Awards under the Plan in addition to those specifically listed, if the Committee believes that such Awards would further the purposes for which the Plan has been established.

10.      Granting of Awards

         (a) Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each grant of Awards to Employees, Non-Employee Directors and Key Advisors, subject to approval or ratification of the Board with respect to Awards granted to Non-Employee Directors or members of the Committee.

         (b) Award Term. The Committee shall determine the term of each Award, subject to approval or ratification of the Board with respect to Awards granted to Non-Employee Directors or members of the Committee. The term of any Award shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

         (c) Exercisability of Awards. Awards shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument or an amendment to the Grant Instrument, subject to approval or ratification of the Board with respect to Awards granted to Non-Employee Directors or members of the Committee. The Committee may accelerate the exercisability of any or all outstanding Awards at any time for any reason.

         (d) Grant Instrument Required. The terms of each individual Award shall be evidenced in an agreement (the "Grant Instrument") signed by the Company and the Grantee. The Committee shall approve the form and the terms and conditions, consistent with the Plan, of each individual Grant Instrument as the Committee shall deem appropriate. Any amendment to any Grant Instrument shall also be evidenced in writing and signed by the Company and the Grantee.

         (e)      Termination of Employment, Disability or Death.

                           (i) Termination of Employment or Services. Except as provided below, an Award may only be exercised while the Grantee is employed by, or providing service to, the Company as an Employee, Key Advisor or member of the Board. In the event that a Grantee ceases to be employed by, or provide service to, the Company for any reason other than "disability", death, or "termination for cause", any Award which is otherwise exercisable by the Grantee shall terminate and be forfeited unless exercised within 90 days of the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Award term. Unless otherwise specified by the Committee, any of the Grantee's Awards that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate and be forfeited as of such date.

                           (ii) Termination for Cause. In the event the Grantee ceases to be employed by, or provide service to, the Company on account of a "termination for cause" by the Company, any Award held by the Grantee that has not vested or, if vested, has not been exercised by the Optionee prior to such termination, shall terminate and be forfeited as of the date the Grantee ceases to be employed by, or provide service to, the Company.

                           (iii) Termination by Reason of Disability. In the event the Grantee ceases to be employed by, or provide service to, the Company because the Grantee is "disabled", any Award which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Award term. Any of the Grantee's Awards which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate and be forfeited as of such date.

                           (iv) Termination by Death. If the Grantee dies while employed by, or providing service to, the Company or within 90 days after the date on which the Grantee ceases to be employed, or provide service, on account of a termination of employment or service specified in Section 10(e)(i) above (or within such other period of time as may be specified by the Committee), any Award that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Award term. Any of the Grantee's Awards that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate and be forfeited as of such date.

                           (v)      Definitions. For purposes of this Section
                  10(e):


                                    (1)      "Company" shall mean the Company
                           and its subsidiary corporations.

                                    (2)      "Disability" shall mean a Grantee's
                           becoming disabled within the meaning of Section 22(e)(3) of the Code.

                                    (3)      "Employed by, or providing service
                           to, the Company" shall mean employment as an Employee or the provision of services to the Company as a Key Advisor or member of the Board (so that, for purposes of exercising Awards, a Grantee shall not be considered to have terminated employment or ceased to provide services until the Grantee ceases to be an Employee, Key Advisor or member of the Board).

                                    (4)      "Termination for cause" shall mean
                           a finding by the Committee that the Grantee has breached his or her employment or service contract, if any, with the Company, or has been engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential and proprietary information of the Company to persons not entitled to receive such information and, if the Grantee has entered into a confidentiality agreement with the Company, such disclosure has breached such confidentiality agreement.

11.      Withholding of Taxes

         (a) Required Withholding. All Awards under the Plan shall be granted subject to any applicable federal (including FICA), state and local tax withholding requirements. The Company shall have the right to deduct from wages paid to the Grantee any federal, state or local taxes required by law to be withheld with respect to Awards, or the Company may require the Grantee or other person receiving such shares to pay to the Company the amount of any such taxes that the Company is required to withhold.

         (b) Election to Withhold Shares. If the Committee so permits, a Grantee may elect to satisfy the Company's income tax withholding obligation with respect to an Award by having shares withheld up to an amount that does not exceed the Grantee's maximum marginal tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and shall be subject to the prior approval of the Committee.

12.      Transferability of Awards

         (a) General Restrictions; Successor Grantee. Except as provided below, only the Grantee or his or her authorized representative may exercise rights under an Award. A Grantee may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Nonqualified Options, if permitted in any specific case by the Committee in its sole discretion, pursuant to a qualified domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder). When a Grantee dies, the representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

         (b) NQO Transferability. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members or other persons or entities according to such terms as the Committee may determine.

13.      Change of Control of the Company

As used herein, a "Change of Control" shall be deemed to have occurred if:

         (a) Acquisition of 20% Voting Power. After the effective date of the Plan, any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the voting power of the then outstanding securities of the Company, except where the acquisition is approved by the Board;

         (b) Existing Shareholders or Board No Longer Majority; Sale of Assets; Liquidation. The shareholders of the Company approve (or, if shareholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to a majority of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors, or where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of directors of the surviving corporation,
(ii) a sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company;

         (c) Tender Offer for 20% Voting. Any person has commenced a tender offer or exchange offer for 20% or more of the voting power of the then outstanding shares of the Company; or

         (d) Change in Majority Membership of Board. After this Plan is approved by the shareholders of the Company, directors are elected such that a majority of the members of the Board shall have been members of the Board for less than two years, unless the election or nomination for election of each new director who was not a director at the beginning of such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

14.      Consequences of a Change of Control

         (a) Automatic Acceleration of Full Vesting. Upon a Change of Control, (i) the Company shall provide each Grantee with outstanding Awards written notice of such Change of Control and (ii) unless the Committee determines otherwise, all outstanding Awards shall automatically accelerate and become fully exercisable. Notwithstanding the foregoing, the Committee may provide in a Grant Instrument, or amendment to the Grant Instrument, that the outstanding Award subject to the Grant Instrument shall automatically accelerate and become fully exercisable upon a Change of Control, without further action by the Committee or the Company.


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

         (b) Substitution of Acquiror's Securities. In addition, upon a Change of Control described in Section 13(b)(i) where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Awards that are not exercised shall be assumed by, or replaced with comparable options, restricted stock awards, stock appreciation rights, performance shares, dividend equivalent payments or other stock based awards by, the surviving corporation. Any replacement options, restricted stock awards, stock appreciation rights, performance shares, dividend equivalent payments or other stock based awards shall entitle the Grantee to receive the same amount and type of securities as the Grantee would have received as a result of the Change of Control had the Grantee exercised the Awards immediately prior to the Change of Control.

         (c) Discretionary Cash Out. Notwithstanding the foregoing, in the event of a Change of Control, the Committee may require that Grantees surrender their outstanding Awards in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee's outstanding Awards exceeds the Exercise Price of the Awards.

15.      Amendment and Termination of the Plan and Awards

         (a) Amendment of Plan. The Board may amend or terminate the Plan at any time. However, except as provided in Section 2(b) relating to certain adjustments upon changes in Common Stock, no amendment to the Plan shall be effective unless approved by shareholders of the Company to the extent that shareholder approval is necessary to satisfy the requirements of Section 422 of the Code. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

         (b) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date unless terminated earlier by the Board or unless extended by the Board with the approval of the shareholders.

         (c) Termination and Amendment of Outstanding Awards. A termination or amendment of the Plan that occurs after an Award is granted shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 22(b) hereof. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Award. Whether or not the Plan has terminated, an outstanding Award may be terminated or modified under Sections 14 and 22(b) hereof or may be amended by agreement of the Company and the Grantee consistent with the Plan.

         (d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan and any Grant Instrument, to the extent consistent with the Plan, shall be binding upon and enforceable against the Company and its successors and assigns.


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

16.      Funding of the Plan

         This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Awards under this Plan. In no event shall interest be paid or accrued on any Awards.

17.      Rights of Participants

         Nothing in this Plan shall entitle any Employee, Key Advisor or other person to any claim or right to be granted an Award under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

18.      No Fractional Shares

         No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

19.      Requirements for Issuance of Shares

         No Company Stock shall be issued or transferred in connection with any Award hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Award granted to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and interpretations, including any requirement that a legend or legends be placed thereon.

20.      Headings

         All headings used in this Plan are for reference only. In the event of a conflict between a heading and the content of a section, the content of the section shall control.

21.      Effective Date of the Plan.

         This Plan was adopted by the Board of Directors on April 29, 2003; approved by the Company's shareholders on April 29, 2003; and in accordance with such adoption and approval, became effective on April 29, 2003.


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

22.      Miscellaneous

         (a) Awards in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to grant Awards under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Awards granted to employees thereof who become Employees of the Company, or for other proper corporate purpose, or (ii) limit the right of the Company to grant stock options, restricted stock awards, stock appreciation rights, performance shares, dividend equivalent payments, or other stock based awards or make other awards outside of this Plan. Without limiting the foregoing, the Committee may grant Awards to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company in substitution for a stock option or restricted stock award made by such other corporation. The Committee shall prescribe the provisions of the substitute Awards.

         (b) Compliance with Law. The Plan, the grant and exercise of Awards, and the obligations of the Company to issue or transfer shares of Company Stock under Awards shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. The Committee may revoke any grant if it is contrary to law or modify a grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this section.

         (c) Ownership of Stock. A Grantee or Successor Grantee shall have no rights as a shareholder with respect to any shares of Company Stock covered by an Award until the shares are issued or transferred to the Grantee or Successor Grantee on the stock transfer records of the Company. Once an Award is exercised, the Company shall promptly notify its corporate secretary or, if applicable, the duly authorized transfer agent of the Company, and the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the Company or, if applicable, the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Award is exercised, except as provided in
Section 2 of the Plan.

         (d) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall exclusively be governed by and determined in accordance with the laws of the State of Tennessee.



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